OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2014
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2013 to March 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

See Semiannual Report as of March 31, 2014.

H&Q LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2014

(Unaudited)

To our Shareholders:

On March 31, 2014, the net asset value (NAV) per share of the Fund was $21.70. During the six month period ended March 31, 2014, total return at NAV of the Fund was 11.79%, with distributions reinvested. The total investment return at market with distributions reinvested was 17.35% during the same period. Thus, the Fund's market return exceeded the NASDAQ Biotech Index (NBI) for the six month period. The NBI outperformed the Fund's NAV return for the six month period. The Fund's Market return was higher than the S&P 500 Index return for the six month period. However, the Fund's NAV return underperformed the S&P 500 Index return during the six month period ending March 31, 2014. Comparisons to relevant indices are listed below.

Investment Returns	Six Months Ended 3/31/14
At Market	17.35%
At Net Asset Value	11.79%
NASDAQ Biotech Index	12.90%
S&P 500 Index	12.50%

Investment Highlights

Our current (early to mid May 2014) view of the healthcare market in general and biotechnology in particular hasn't changed much from that expressed in our November 2013 annual report to shareholders. That is, we are optimistic about the future of the sector. It seems clear to us that the biotechnology sector is maturing. In our view, the quality and breadth of NBI companies has advanced materially in both importance and value of products produced compared to 10 years ago when the biotechnology sector was better characterized merely as providing the promise of delivering a wide range of products with associated sales and earnings.

At the end of 2013, for example, 6 of the top 10 drugs (by worldwide sales) were of biotechnology origin. Aggregate 2013 sales of these products were in excess of $48B. Moreover, we estimate that aggregate 2013 sales for the biotechnology sector exceeded $80B. This suggests that the biotech sector has really come of age. More broadly, we estimate that approximately 75% companies in the NBI index had 2013 revenues of $10M or more. Furthermore, approximately 24% of these companies were profitable. This is a dramatic change from ten years ago when the majority of NBI companies could reasonably be characterized as "story" stocks whose valuation depended, in large part, on the promise of future sales and earnings.

We and others see significant future growth in sales and earnings in the biotech sector. For example, based on their estimates of peak sales potential for identifiable products being launched or in late stage clinical trials, one large investment bank sees, potential peak sales of more than $80B. If these peak sales were to occur, biotech sector sales could more than double in the coming years.

Moreover, based on these kinds of estimates, the consensus of sell side analysts is that earnings growth in the biotech sector will exceed that of nearly all other sectors of the economy. For us, this adds up to a solid future for our sector.

Having said all this, we recognized in our recent annual report letter that valuations in the sector, while still below historic highs, were getting a little high. We noted the possibility that a correction might occur. This prediction came to pass, sort of. Subsequent to that letter, the NBI continued to advance. By late February 2014, the NBI had advanced by approximately 20% to approximately 2850, where it reached a local high. A subsequent pull back of approximately 20% did occur to a level in the range of 2300 leaving the index at approximately the same level it had been at when we last wrote to you. One can never predict what will happen next, but after recovering a significant fraction of the pullback, we are cautiously optimistic that we have, in the first half of May 2014, reached a stable level from which, based on the fundamentals described above, one can project a reasonable likelihood of continued advance over the intermediate term.

In support of our view, we note that several favorable trends continue. For example, we note that the FDA continues to approve new and differentiated products that appear to meaningfully benefit patients. In addition, merger and acquisition (M&A) activity continues. We also note that the Affordable Care Act (i.e., ACA), appears to have increased the number of insured individuals by at least four million compared to those that had some form of insurance previously. Such an increase in covered lives should increase the unit growth of drug sales. In addition, the political wrangling over the relative value of the ACA had previously been thought of as a potential headwind for our sector. At worst, this headwind has been meaningfully reduced.

While we are generally optimistic about the near term there have been, as always, balancing negatives. At the moment, we see general market and political concerns about drug pricing as having the potential to negatively influence sector sentiment. We note that recent uproar over the pricing of Sovaldi, a drug produced by Gilead Sciences, Inc. which cures Hepatitis C, is a potential catalyst for a broad discussion of drug pricing and provides an opportunity for those who feel that drugs are overpriced to express those views. While we think that there are some drugs priced at levels that one can question, we don't think Sovaldi is a good example. However, given the nominal $84K price for a twelve week course of therapy and the unprecedented commercial success of the drug in its early launch (it is on track to be the most successful drug ever), Sovaldi has caused concern, not so much about its value to individual patients suffering from Hepatitis C, but rather about the drug's overall economic impact on the healthcare system. At the moment, we don't think the Sovaldi launch will be impaired by a macro drug pricing discussion, but we do think that its success may catalyze a broader discussion of drug pricing. (Note that Gilead, the Company that sells Sovaldi is the Fund's largest position.) Generally we would welcome a broad discussion of drug pricing as we believe it would demonstrate a positive cost/benefit for most drugs. But there is always a possibility that such a discussion will become politicized. This could negatively affect sector sentiment, a situation we would not welcome.

With regard to FDA approvals and M&A activity, two trends that are favorable to healthcare, we note there has been good progress. The FDA approved 26 new drug products in 2013, a solid number. As noted above, M&A has been quite favorable. Since the beginning of the Fund's fiscal year on October 1, 2013, through March 30, 2014, at least 33 deals of significant size (> $100M) totaling approximately $24B have occurred. We expect this trend to continue. We note that at least one mega deal involving two of the world's largest pharmaceutical companies, Pfizer, Inc. and AstraZeneca, has been proposed. Independent of whether that transaction is ultimately completed, it is evidence for a general interest in business combination in the healthcare space. It is our view that high levels of M&A have benefitted sector sentiment. We would also note note that while we have seen some softening most lately, there has been a continued interest in biotech IPOs (including the recent public offerings of Celladon Corporation and MacroGenics, Inc., Fund venture holdings at the time of their respective IPOs) also bodes well for sentiment in the sector.

Portfolio Highlights

In general, we saw a significant number of positive clinical and regulatory events for products developed by the Fund's public holdings during the six month period ending March 31, 2014. For example, the

FDA approved Gilead's Sovaldi in Hepatitis C, Celgene Corporation's Otezla for psoriatic arthritis, Biomarin Pharmaceutical Inc.'s VIMIZIM in Marqui A syndrome, and Pharmacyclics, Inc.s' IMBRUVICA for chronic lymphocytic leukemia. We also saw, among other events, positive clinical data for Biogen Idec, Inc.'s ISIS-SMNRX in spinal muscular atrophy, Medivation, Inc.'s XTANDI in pre-chemotherapy prostate cancer, positive clinical data for Gilead's PI3K drug, idelalisib, in both indolent non-Hodgkin's lymphoma and chronic lymphocytic leukemia, Amgen, Inc. and Regeneron Pharmaceuticals, Inc.'s antibodies targeting PSCK9 for cholesterol metabolism and Puma Biotechnology, Inc.'s Neratinib in breast cancer.

In addition to events in the larger and more established companies in the Fund's portfolio, we also saw significant progress in the emerging holdings of the Fund. Alnylam Pharmaceuticals, Inc.'s recent deal with Sanofi involving the development of drugs to treat rare diseases and Sangamo BioSciences, Inc.'s recent clinical data demonstrating the use of its technology to effect a relatively durable "cure" of HIV in a specific patient population are examples of this progress.

While it is our judgment that in recent months positive events outweighed negative ones there were, as always, balancing events that were not favorable. Probably the most impactful was the identification of cardiovascular and other side effects associated with the use of ARIAD Pharmaceuticals, Inc.'s Iclusig drug in hematologic cancers. These side effects have significantly reduced potential commercial use of this drug. In addition, FDA concerns about Amarin Corporation's VASCEPA for use in control of abnormally high triglyceride levels have delayed and will possibly preclude the label expansion and ultimate commercial success of the product.

Proposed Rights Offering

On March 11, 2014, the Fund authorized a Rights Offering to increase assets in the Fund. This offering is consistent with our general view of the prospects for our sector and will enable the Fund to accomplish several things. First and foremost, it will allow us to take greater advantage of current progress in the healthcare sector by allowing greater investments in novel biotechnology products, specialty and generic pharmaceuticals companies, medical devices, healthcare information services, and other innovative medical technology companies. As described above, we think the sector is poised for continued price appreciation due to many of the things we have written to you about in the past such as (i) demographic trends, (ii) recent developments in the pharmaceutical, biotechnology and medical technology industries relating to products that have or will extend or improve the quality of patients' lives, and (iii) the recent passage of the Patient Protection and Affordable Care Act, which may result in volume and utilization increases. For more information about the Rights Offering in the Fund, we refer you to our SEC filings.

Investment Changes

During the six month period ended March 31, 2014, within the public portfolio, the Fund established positions in several companies including BioDelivery Sciences International, Inc., PerkinElmer, Inc., Thermo Fisher Scientific, Inc., PTC Therapeutics, Inc., Pharmacyclics, bluebird bio, Inc., Sangamo and Spectrum Pharmaceuticals, Inc. During the same six month period, the Fund exited its position in several companies including Hologic, Inc., Synta Pharmaceuticals Corp., Questcor Pharmaceuticals, Inc., ARIAD, Avanir Pharmaceuticals, Inc., Medivation, Gentium, SpA., Foundation Medicine, Inc. and Warner Chilcott plc.

During the same six month period, within the venture portfolio, the Fund made follow-on investments in Neurovance, Inc., Palyon Medical Corporation and Celladon. During this period, MacroGenics, and Celladon went public.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2014

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	9.9%
Celgene Corporation Biotechnologies/Biopharmaceuticals	6.1%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	6.0%
Amgen, Inc. Biotechnologies/Biopharmaceuticals	5.1%
Biogen Idec, Inc. Biotechnologies/Biopharmaceuticals	5.0%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.6%
Vertex Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	3.3%
Incyte Corporation Drug Discovery Technologies	3.2%
Actavis plc Generic Pharmaceuticals	2.9%
Perrigo Company plc Generic Pharmaceuticals	2.3%

SECTOR DIVERSIFICATION (% of Net Assets)

As of March 31, 2014

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

	CONVERTIBLE AND NON-CONVERTIBLE SECURITIES AND WARRANTS - 8.2% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 6.6%	VALUE
	Biotechnologies/Biopharmaceuticals - 0.7%
2,568,939	EBI Life Sciences, Inc. Series A (c)	$13,102
2,862,324	Euthymics Biosciences, Inc. Series A (c)	1,099,991
2,568,939	Neurovance, Inc. Series A (c)	199,863
12,106,416	Neurovance, Inc. Series A-1 (c)	941,879
		2,254,835
	Healthcare Services - 1.3%
3,589,744	PHT Corporation Series D (c)	2,800,000
802,996	PHT Corporation Series E (c)	1,349,033
99,455	PHT Corporation Series F (c)	273,501
		4,422,534
	Medical Devices and Diagnostics - 4.6%
2,338,198	AlterG, Inc. Series C	958,661
79,330	CardioKinetix, Inc. Series C	1,116,094
142,574	CardioKinetix, Inc. Series D	542,779
439,333	CardioKinetix, Inc. Series E	1,250,781
N/A (d)	CardioKinetix, Inc. warrants (expiration 12/11/19)	0
N/A (d)	CardioKinetix, Inc. warrants (expiration 6/03/20)	0
2,161,090	Dynex Technologies, Inc. Series A	641,844
98,824	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
7,877	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
2,021,388	IlluminOss Medical, Inc. Series C-1	775,000
3,661,706	Insightra Medical, Inc. Series C	1,550,000
2,446,016	Labcyte, Inc. Series C	1,743,765
107,178	Labcyte, Inc. Series D	88,915
2,161,090	Magellan Diagnostics, Inc. Series A	1,480,995
98,824	Magellan Diagnostics, Inc. warrants (expiration 4/01/19)	0
7,877	Magellan Diagnostics, Inc. warrants (expiration 5/06/19)	0
9,606,373	Palyon Medical Corporation Series A (c)	9,606
18,832,814	Palyon Medical Corporation Series B (c)	1,306,997
N/A (d)	Palyon Medical Corporation warrants (expiration 4/26/19) (c)	0

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
43,478	TherOx, Inc. Series H	$435
99,646	TherOx, Inc. Series I	997
3,280,000	Tibion Corporation Series B	8,692
N/A (d)	Tibion Corporation warrants (expiration 07/12/17)	0
N/A (d)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A (d)	Tibion Corporation warrants (expiration 11/28/17)	0
2,606,033	Veniti, Inc. Series A (c)	2,385,302
1,307,169	Veniti, Inc. Series B (c)	1,196,452
		15,057,315
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS	21,734,684
PRINCIPAL AMOUNT	Convertible Notes - 1.5%
	Drug Discovery Technologies - 0.0%
$700,000	deCode Genetics, Inc. 3.5%, due 4/15/11 (a) (b)	0
	Pharmaceuticals - 1.5%
1,500,000	Spectrum Pharmaceuticals, Inc., 2.75% due 12/15/18(g)	1,488,750
2,000,000	Supernus Pharmaceuticals, Inc., 7.50% due 5/1/19(g)	3,610,000
	TOTAL CONVERTIBLE NOTES	5,098,750
	Non-Convertible Notes (Restricted)(a) (b) - 0.1%
	Medical Devices and Diagnostics - 0.1%
238,286	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	238,286
28,211	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	28,211
	TOTAL NON-CONVERTIBLE NOTES	266,497
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE SECURITIES AND WARRANTS (Cost $31,486,502)	27,099,931

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

SHARES	COMMON STOCKS AND WARRANTS - 87.2%	VALUE
	Biotechnologies/Biopharmaceuticals - 59.6%
34,546	Acorda Therapeutics, Inc. (b)	$1,309,639
72,520	Aegerion Pharmaceuticals, Inc. (b)	3,344,622
101,245	Alexion Pharmaceuticals, Inc. (b)	15,402,402
58,923	Alkermes plc (b)	2,597,915
61,595	Alnylam Pharmaceuticals, Inc. (b)	4,135,488
136,594	Amgen, Inc.	16,847,504
42,165	Auxilium Pharmaceuticals, Inc. (b)	1,146,045
683,260	BioDelivery Sciences International, Inc. (b)	5,766,715
54,182	Biogen Idec, Inc. (b)	16,572,648
94,354	BioMarin Pharmaceutical Inc. (b)	6,435,886
73,955	bluebird bio, Inc. (b)	1,681,737
145,261	Celgene Corporation (b)	20,278,436
300,856	Celladon Corporation (Restricted) (a) (b)	3,048,273
4,940	Celladon Corporation warrants (Restricted, expiration 10/10/18) (a) (b)	50,052
1,892	Ceres, Inc. warrants (Restricted, expiration 9/05/15) (a) (b)	0
47,364	Clovis Oncology, Inc. (b)	3,280,904
75,914	Cubist Pharmaceuticals, Inc. (b)	5,553,109
464,770	Gilead Sciences, Inc. (b)	32,933,602
107,776	Infinity Pharmaceuticals, Inc. (b)	1,281,457
12,743	MacroGenics, Inc. (Restricted) (a) (b)	319,174
243,920	MEI Pharma, Inc. (b)	2,714,830
757,050	Merrimack Pharmaceuticals, Inc. (b)	3,815,532
57,912	Neurocrine Biosciences, Inc. (b)	932,383
82,900	NPS Pharmaceuticals, Inc. (b)	2,481,197
113,100	OncoGenex Pharmaceuticals, Inc. (b)	1,330,056
37,500	OncoGenex Pharmaceuticals, Inc. warrants (Restricted, expiration 10/22/15) (a) (b)	30,000
16,537	Pharmacyclics, Inc. (b)	1,657,338
79,150	PTC Therapeutics, Inc. (b)	2,068,981
57,604	Puma Biotechnology, Inc. (b)	5,998,881
66,387	Regeneron Pharmaceuticals, Inc. (b)	19,934,688
47,400	Sangamo BioSciences, Inc. (b)	856,992
283,628	Verastem, Inc. (b)	3,060,346
153,029	Vertex Pharmaceuticals, Inc. (b)	10,822,211
		197,689,043
	Drug Delivery - 2.1%
213,300	Heron Therapeutics, Inc. (b)	2,967,003
103,333	Heron Therapeutics, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	833,280

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

SHARES	Drug Delivery - continued	VALUE
575,640	IntelliPharmaceutics International Inc. (b) (c)	$2,532,816
319,800	IntelliPharmaceutics International Inc. warrants (Restricted, expiration 2/01/16) (b) (a) (c)	521,274
		6,854,373
	Drug Discovery Technologies - 3.2%
196,868	Incyte Corporation (b)	10,536,376
46	Zyomyx, Inc. (Restricted) (a) (b)	11
		10,536,387
	Financial Services - 0.0%
3,939,544	Sarossa Capital plc (b) (f)	118,221
	Generic Pharmaceuticals - 12.6%
46,815	Actavis plc (b)	9,636,868
255,050	Akorn, Inc. (b)	5,611,100
99,469	Impax Laboratories, Inc. (b)	2,627,971
147,916	Mylan, Inc. (b)	7,222,738
50,279	Perrigo Company plc (f)	7,776,150
122,830	Sagent Pharmaceuticals, Inc. (b)	2,870,537
115,118	Teva Pharmaceutical Industries Ltd. (e)	6,082,835
		41,828,199
	Healthcare Services - 0.2%
148,148	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	777,777
	Medical Devices and Diagnostics - 5.3%
226,902	Accuray, Inc. (b)	2,178,259
130,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	93,057
17,668	IDEXX Laboratories, Inc. (b)	2,144,895
47,854	Illumina, Inc. (b)	7,113,976
68,058	PerkinElmer, Inc.	3,066,693
139	Songbird Hearing, Inc. (Restricted) (a) (b)	93
24,884	Thermo Fisher Scientific Inc.	2,992,052
		17,589,025
	Pharmaceuticals - 4.2%
41,773	Endo International PLC (b)	2,867,716
232,784	Ironwood Pharmaceuticals, Inc. (b)	2,867,899
46,724	Shire plc (e)	6,939,916
140,800	Supernus Pharmaceuticals, Inc. (b)	1,258,752
		13,934,283
	TOTAL COMMON STOCKS AND WARRANTS (Cost $166,929,382)	289,327,308

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

SHARES	EXCHANGE TRADED FUND - 2.0%	VALUE
28,710	iShares Nasdaq Biotechnology ETF	$6,788,479
	TOTAL EXCHANGE TRADED FUND (Cost $5,686,722)	6,788,479
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 2.1%
$6,834,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $6,834,000, 0.00%, dated 03/31/14, due 04/01/14 (collateralized by U.S. Treasury Note 0.250%, due 02/28/21, market value $6,970,893)	6,834,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,834,000)	6,834,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 99.5% (Cost $210,936,606)	330,049,718
INTEREST	MILESTONE INTERESTS (Restricted)(a) (b) - 0.0%
	Biotechnologies/Biopharmaceuticals - 0.0%
1	Targegen Milestone Interest	68,860
	Medical Devices and Diagnostics - 0.0%
1	Xoft Milestone Interest	0
	TOTAL MILESTONE INTERESTS (Cost $3,546,572)	68,860
	TOTAL INVESTMENTS - 99.5% (Cost $214,483,178)	330,118,578
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%	1,573,285
	NET ASSETS - 100%	$331,691,863

(a)  Security fair valued. See Footnote 4 for Fair Value Measurements.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $14,629,816).

(d)  Number of warrants to be determined at a future date.

(e)  American Depository Receipt

(f)  Foreign security.

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2014

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $195,328,270)	$315,419,902
Investments in affiliated issuers, at value (cost $15,608,336)	14,629,816
Milestone interests, at value (cost $3,546,572)	68,860
Total Investments	330,118,578
Cash	798
Dividends and interest receivable	101,193
Receivable for investments sold	1,643,742
Prepaid expenses	38,492
Other assets (see Note 1)	328,359
Total assets	332,231,162
LIABILITIES:
Accrued advisory fee	318,653
Accrued shareholder reporting fees	50,191
Accrued other	170,455
Total liabilities	539,299
Contingencies and Commitments (see Note 5)
NET ASSETS	$331,691,863
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 15,287,376 shares issued and outstanding	$189,805,524
Accumulated net investment loss	(3,189,066)
Accumulated net realized gain on investments, milestone interests and options	29,440,005
Net unrealized gain on investments and milestone interests	115,635,400
Total net assets (equivalent to $21.70 per share based on 15,287,376 shares outstanding)	$331,691,863

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2014

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $11,591)	$380,177
Interest and other income	84,939
Total investment income	465,116
EXPENSES:
Advisory fees	1,764,145
Legal fees	107,723
Administration and auditing fees	92,674
Trustees' fees and expenses	86,413
Custodian fees	47,402
Shareholder reporting	40,450
Transfer agent fees	28,515
Other (see Note 2)	73,033
Total expenses	2,240,355
Net investment loss	(1,775,239)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	26,285,866
Investments in affiliated issuers	265,130
Closed or expired option contracts written	41,337
Net realized gain	26,592,333
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	13,043,531
Investments in affiliated issuers	1,859,285
Milestone interests	(4,233,124)
Change in unrealized appreciation (depreciation)	10,669,692
Net realized and unrealized gain (loss)	37,262,025
Net increase in net assets resulting from operations	$35,486,786

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2014 (Unaudited)	Year ended September 30, 2013
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,775,239)	($3,169,959)
Net realized gain	26,592,333	23,967,387
Change in net unrealized appreciation	10,669,692	63,847,870
Net increase in net assets resulting from operations	35,486,786	84,645,298
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(12,358,107)	(19,047,353)
Total distributions	(12,358,107)	(19,047,353)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (292,605 and 566,146 shares, respectively)	6,274,009	9,611,077
Total capital share transactions	6,274,009	9,611,077
Net increase in net assets	29,402,688	75,209,022
NET ASSETS:
Beginning of period	302,289,175	227,080,153
End of period	331,691,863	302,289,175
Accumulated net investment loss included in net assets at end of year	($3,189,066)	($1,413,827	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2014

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($67,662,411)
Purchases to close option contracts written	(159,380)
Net maturities of short-term investments	(4,135,971)
Sales of portfolio securities	79,674,858
Proceeds from option contracts written	93,441
Interest income received	72,848
Dividend income received	356,918
Other operating receipts (expenses paid)	(2,191,989)
Net cash provided from operating activities	6,048,314
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(6,084,098)
Net cash used for financing activities	(6,084,098)
NET DECREASE IN CASH	(35,784)
CASH AT BEGINNING OF PERIOD	36,582
CASH AT END OF PERIOD	$798
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$35,486,786
Purchases of portfolio securities	(67,662,411)
Purchases to close option contracts written	(159,380)
Net maturities of short-term investments	(4,135,971)
Sales of portfolio securities	79,674,858
Proceeds from option contracts written	93,441
Accretion of discount	(29)
Net realized gain on investments and options	(26,592,333)
Increase in net unrealized appreciation (depreciation) on investments	(10,669,692)
Increase in dividends and interest receivable	(35,321)
Increase in accrued expenses	45,180
Decrease in prepaid expenses and other assets	3,186
Net cash provided from operating activities	$6,048,314

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $6,274,009.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2014		Years ended September 30,
	(Unaudited)		2013	2012		2011		2010		2009
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$20.16		$15.74	$11.70		$11.51		$11.32		$13.18
Net investment loss (1)	(0.12)		(0.22)	(0.09	)(2)	(0.19	)(3)	(0.09	)(4)	(0.15)
Net realized and unrealized gain (loss)	2.48		5.94	5.54		1.26		0.53		(1.03)
Total increase (decrease) from investment operations	2.36		5.72	5.45		1.07		0.44		(1.18)
Distributions to shareholders from:
Net realized capital gains	(0.82)		(1.30)	(1.49)		(1.01)		(0.29)		(0.10)
Return of capital (tax basis)	—		—	—		—		—		(0.58)
Total distributions	(0.82)		(1.30)	(1.49)		(1.01)		(0.29)		(0.68)
Increase resulting from shares repurchased	—		—	0.08		0.13		0.04		—
Net asset value per share, end of period	$21.70		$20.16	$15.74		$11.70		$11.51		$11.32
Per share market value, end of period	$21.75		$19.25	$15.39		$10.46		$9.59		$9.23
Total investment return at market value	17.35	%*	34.96%	64.66%		19.15%		7.05%		(5.56%)
RATIOS
Expenses to average net assets	1.39	%**	1.47%	1.72%		1.77%		1.52%		1.58%
Net investment loss to average net assets	(1.10	%)**	(1.26%)	(0.64	%)(2)	(1.54	%)(3)	(0.79	%)(4)	(1.38%)
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$332		$302	$227		$171		$251		$249
Portfolio turnover rate	15.68	%*	42.23%	77.70%		93.57%		57.45%		82.88%

*  Not Annualized

**  Annualized

(1)  Computed using average shares outstanding.

(2)  Includes special dividends from three issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.58%).

(3)  Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.66%).

(4)  Includes a special dividend from an issuer in the amount of $0.06 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.28%).

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(Unaudited)

(1)  Organization and Significant Accounting Policies

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after March 31, 2014, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in call options written for the six months ended March 31, 2014 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2013	—	$—
Options written	378	41,579
Options terminated in closing purchase transactions	(22)	(2,420)
Options exercised	—	—
Options expired	(356)	(39,159)
Options outstanding, March 31, 2014	—	$—

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Statement of Operations Location
The Fund held no open options written contracts at March 31, 2014.		Net realized gain on investments in unaffiliated issuers	($107,276)
		Net realized gain on closed or expired option contracts written	$41,337
		Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	$0
		Change in unrealized appreciation (depreciation) on option contracts written	$0

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of two private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale. The contractual obligations with respect to the Xoft Milestone Interest provide for a payment based upon the cumulative net revenue of certain of the company's products over a three-year period following the sale.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2014:

Statement of Assets and Liabilities, Milestone interests, at value	$68,860
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interests	($3,477,712)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	($4,233,124)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2014 totaled $49,962,870 and $63,445,263, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. Previously, for the period April 5, 2010 to November 1, 2010, the Fund had made quarterly distributions at a rate of 1.25% of the Fund's net assets. The Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made quarterly distributions at a rate of 2% of the Fund's net assets. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2013, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2013. Prior to this renewal, in March 2012, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2012. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2014, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2013, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2014.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2014, these payments amounted to $22,530 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2014 were as follows:

Issuer	Value on September 30, 2013	Purchases	Sales	Income	Value on March 31, 2014
EBI Life Sciences, Inc.	$13,102				$13,102
Euthymics Biosciences, Inc.	1,099,991				1,099,991
IntelliPharmaCeutics International Inc.	1,659,680		$624,297		3,054,090
Neurovance, Inc.	738,080	$404,770	—		1,141,742
Palyon Medical Corporation	1,319,874	—	—		1,316,603
PHT Corporation	4,308,088	—	—		4,422,534
Veniti, Inc.	3,581,754	—	—		3,581,754
	$12,720,569	$404,770	$624,297	$0	$14,629,816

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2014 to value the Fund's net assets. For the six months ended March 31, 2014, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible and Non-Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals			$2,254,835	$2,254,835
Drug Discovery Technologies			0	0
Healthcare Services			4,422,534	4,422,534
Medical Devices and Diagnostics			15,323,812	15,323,812
Pharmaceuticals		$5,098,750	—	5,098,750
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$194,241,544	—	3,447,499	197,689,043
Drug Delivery	5,499,819	—	1,354,554	6,854,373
Drug Discovery Technologies	10,536,376	—	11	10,536,387
Financial Services	118,221	—	—	118,221
Generic Pharmaceuticals	41,828,199	—	—	41,828,199
Healthcare Services	—	—	777,777	777,777
Medical Devices and Diagnostics	17,495,875	—	93,150	17,589,025
Pharmaceuticals	13,934,283	—	—	13,934,283
Exchange Traded Fund	6,788,479	—	—	6,788,479
Short-term Investment	—	6,834,000	—	6,834,000
Milestone Interest
Biotechnologies/Biopharmaceuticals	—	—	68,860	68,860
Medical Devices and Diagnostics	—	—	0	0
Other Assets	—	—	328,359	328,359
Total	$290,442,796	$11,932,750	$28,071,391	$330,446,937

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2013	Net Realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2014
Convertible and Non-Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$4,912,705	($686,157)	$412,450	($2,384,163)	$—	$2,254,835
Healthcare Services	4,308,088	114,447	—	—	—	4,422,535
Medical Devices and Diagnostics	15,587,351	(54,049)	4,797	(214,287)	—	15,323,812
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	4,125	780,558	2,662,816	—	—	3,447,499
Drug Delivery	544,434	810,120	—	—	—	1,354,554
Drug Discovery Technologies	11	—	—	—	—	11
Healthcare Services	777,777	—	—	—	—	777,777
Medical Devices and Diagnostics	86,150	7,000	—	—	—	93,150
Milestone Interests
Biotechnologies/ Biopharmaceuticals	4,291,294	(4,222,435)	—	—	—	68,859
Medical Devices and Diagnostics	10,690	(10,690)	—	—	—	0
Other Assets	327,115	—	1,483	(239)	—	328,359
Total	$30,849,740	($3,261,206)	$3,081,546	($2,598,689)	$—	$28,071,391
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2014						($2,575,711)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 3/31/2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$4,895,110	Adjusted Public market price	None	N/A
	15,276,203	Capital asset pricing model	Discount Rate	12%-37% (17.87%)
			Price to sales multiple	0.2-16.8 (2.54)
			Revenue growth rate	10%-300% (48.95%)
	6,448,357	Independent valuation	None	N/A
	1,451,721	Probability adjusted value	Probability of events	10%-99% (15.32%)
			Timing of events	0-4.83 (1.30) years
$28,071,391

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 8% of the Fund's net assets at March 31, 2014.

At March 31, 2014, the Fund had commitments of $775,000 relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2014. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
AlterG, Inc.
Series C Cvt. Pfd.	4/12/13	$1,427,152	$0.41		$958,661
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	1,653,315	14.07		1,116,094
Series D Cvt. Pfd.	12/10/10	545,940	3.81		542,779
Series E Cvt. Pfd.	9/14/11	1,253,611	2.85		1,250,781
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00		0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00		0
Celladon Corporation
Common	1/27/12	1,783,202	10.13		3,048,273
Warrants (expiration 10/10/18)	10/10/13	56	10.13		50,052
Cercacor Laboratories, Inc. Common	3/31/98	0	0.72		93,057
Ceres, Inc.
Warrants (expiration 9/05/15)	9/5/07	20	0.00		0
Dynex Technologies, Inc.
Series A Cvt. Pfd.	1/3/12††	199,963	0.30		641,844
Warrants (expiration 4/01/19)	1/3/12††	60	0.00		0
Warrants (expiration 5/06/19)	1/3/12††	5	0.00		0
EBI Life Sciences, Inc.
Series A Cvt. Pfd.	12/29/11††	13,597	0.01		13,102
Euthymics Biosciences, Inc.
Series A Cvt. Pfd.	7/14/10 - 5/21/12	2,635,558	0.38		1,099,991
Heron Therapeutics, Inc. Warrants
(expiration 7/01/16)	6/30/11	555	8.06		833,280
IlluminOss Medical, Inc.
Series C-1 Cvt. Pfd.	9/26/12	775,482	0.38		775,000
InnovaCare Health, Inc. Common	12/21/12††	643,296	5.25		777,777
Insightra Medical, Inc. Series C Cvt. Pfd.	4/29/13	1,553,253	0.42		1,550,000
IntelliPharmaCeutics International Inc.
Warrants (expiration 2/01/16)	1/31/11	115	1.63		521,274
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,283,959	0.71		1,743,765
Series D Cvt. Pfd.	12/12/12	68,608	0.83		88,915
MacroGenics, Inc. Common	10/10/13	879,556	25.05		319,174
Magellan Diagnostics, Inc.
Series A Cvt. Pfd.	11/28/06 - 10/01/09	1,010,827	0.69		1,480,995
Warrants (expiration 4/01/19)	4/3/09	358	0.00		0
Warrants (expiration 5/06/19)	5/12/09	29	0.00		0
Neurovance, Inc.
Series A Cvt. Pfd.	12/29/11††	202,963	0.08		199,863
Series A-1 Cvt. Pfd.	10/11/12 - 10/10/13	943,258	0.08		941,879
OncoGenex Pharmaceuticals, Inc.
Warrants (expiration 10/22/15)	10/22/10	0	0.80		30,000
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,068,781	0.00	†	9,606
Series B Cvt. Pfd.	6/28/13	1,312,161	0.07		1,306,997
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
PHT Corporation
Series D Cvt. Pfd.	7/23/01	$2,804,181	$0.78		$2,800,000
Series E Cvt. Pfd.	9/12/03 - 10/19/04	627,548	1.68		1,349,033
Series F Cvt. Pfd.	7/21/08	81,729	2.75		273,501
Songbird Hearing, Inc. Common	12/14/00	2,003,239	0.67		93
Targegen Milestone Interest	7/20/10	2,960,669	68,860		68,860
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00 - 8/21/07	2,001,787	0.01		435
Series I Cvt. Pfd.	7/8/05	386,639	0.01		997
Tibion Corporation
Series B Cvt. Pfd.	2/23/11	905,158	0.00	†	8,692
Warrants (expiration 7/12/17)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0
Non-Cvt. Promissory Note	7/12/12	239,081	100		238,286
Non-Cvt. Promissory Note	4/12/13	28,216	100		28,211
Veniti, Inc.
Series A Cvt. Pfd.	2/28/11	2,271,713	0.92		2,385,302
Series B Cvt. Pfd.	5/24/13	1,197,289	0.92		1,196,452
Xoft Milestone Interest	1/5/11	585,903	0.00		0
Zyomyx, Inc. Common	2/19/99 - 1/12/04	2,601,013	0.25		11
		$38,950,091			$27,743,032

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01.

  ††  Interest received as part of a corporate action for a previously owned security.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

On March 28, 2014, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Healthcare Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and compliance and administrative personnel. The Board also took into account the Adviser's commitment to continue to build out its infrastructure, including

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

development of a staff adequate in number, experience and qualifications to meet the future demands of the Fund (and H&Q Healthcare Investors) for investment management services.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund over the past one-, two-, three-, four-, five-, six-, seven-, eight-, nine-, and ten-year periods. Although the NBI's performance exceeded the Fund's returns by net asset value and stock price in most of the reported periods, The Trustees noted that the returns by net asset value and by stock price of the Fund (including venture capital investments) were more comparable to the performance of the NBI (which includes only public companies) over the longer periods. In addition, the Fund's returns by net asset value and by stock price exceeded the performance of the S&P 500 Index and the S&P 1500 Healthcare Index for the reported periods, and the Fund's performance compares well to a peer group of 31 healthcare funds for the reported periods. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. The Trustees reviewed the net assets of the Fund over the last five years, the recent investment performance of the Fund, and the management fees of other funds with similar investment objectives. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair. The Trustees also noted that the Adviser has voluntarily agreed to waive a portion of advisory fees to which it otherwise would be entitled under the Advisory Agreement for a one-year period, if the rights offering recently announced by the Trust is completed, and that the Adviser's compensation is subject to annual review by the Board.

H&Q LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.teklacap.com) or by calling

1-800-451-2597

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2013 - Oct. 31, 2013)
Month #2 (Nov. 1, 2013 – Nov. 30, 2013)
Month #3 (Dec. 1, 2013 – Dec. 31, 2013)
Month #4 (Jan. 1, 2014 – Jan. 31, 2014)
Month #5 (Feb. 1, 2014 – Feb. 28, 2014)
Month #6 (Mar. 1, 2014 – Mar. 31, 2014)
Total

(1)  On June 30, 2011, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.  On March 21, 2013, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2013. On March 28, 2014, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2014.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)      Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)      Certification of the Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 1).

(a)(3)      Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 2).

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/6/14

* Print the name and title of each signing officer under his or her signature.